SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):        JUNE 15, 2000
                                                   ---------------------------



                                 INTERIORS, INC.
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            (Exact name of registrant as specified in its charter)


   DELAWARE                         0-24352                     13-3590047
  ---------------                 -----------                -----------------
  (State or other                 (Commission                (I.R.S. Employer
    jurisdiction                  File Number)               Identification No.)
   of incorporation)



  320 WASHINGTON STREET
  MOUNT VERNON, NEW YORK                                          10553
  ---------------------------------------                         -----
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (914) 665-5400
                                                     --------------


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          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                                 INTERIORS, INC.

                                JUNE 15, 2000


ITEM 5.   OTHER EVENTS.

      On June 15, 2000, Interiors, Inc. (the "Registrant") entered into a Loan and Security Agreement (the "Agreement") by and among the Registrant, Artisan House, Inc. ("Artisan House"), CSL Lighting Manufacturing, Inc. ("CSL"), Model Home Interiors, Inc. ("MHI") Petals, Inc. ("Petals"), Stylecraft Lamps, Inc. ("Stylecraft"), Troy Lighting, Inc. ("Troy"), Vanguard Studios, Inc. ("Vanguard"), Windsor Art, Inc. ("Windsor", and together with the Registrant, Artisan House, CSL, MHI, Petals, Stylecraft, Troy and Vanguard, the "Borrowers") and Foothill Capital Corporation ("Foothill"), as Lender. Artisan House and CSL are affiliates of the Registrant. MHI, Petals, Stylecraft, Troy, Vanguard and Windsor are all wholly owned subsidiaries of the Registrant. Any capitalized terms used herein and not defined are given the definitions applied to such terms in the Agreement.

      Pursuant to the terms and conditions of the Agreement, Foothill agreed to make revolving credit loans and advances based on agreed upon percentages of eligible accounts receivable and inventory of the Borrowers, and also to provide the Borrowers with two term loans aggregating $3,659,000 Total outstanding borrowings under the credit facility may not exceed $25,000,000. In consideration for the Loan, the Borrowers each agreed to grant Foothill a continuing security interest in all currently existing and thereafter acquired Personal Property Collateral and Real Property Collateral.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.


      (a)   Financial Statements of Business Acquired.
            -----------------------------------------

            Not Applicable.


      (b)   Pro Forma Financial Information.
            -------------------------------

            Not Applicable.


      (c)   Exhibits.
            --------

            EXHIBIT NO.                         DESCRIPTION
            -----------                         -----------

                 99.1 Loan and Security Agreement, dated as of June 15, 2000, by and among, Interiors, Inc. Artisan House, Inc., CSL Lighting Manufacturing, Inc., Model Home Interiors, Inc., Petals, Inc., Stylecraft Lamps, Inc., Troy Lighting, Inc., Vanguard Studios, Inc., Windsor Art, Inc. and Foothill Capital Corporation, as Lender.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 INTERIORS, INC.



Date:  June 15, 2000               By: /s/ Max Munn
                                       ----------------------------------
                                       Max Munn, Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

  99.1 Loan and Security Agreement, dated as of June 15, 2000, by and among, Interiors, Inc. Artisan House, Inc., CSL Lighting Manufacturing, Inc., Model Home Interiors, Inc., Petals, Inc., Stylecraft Lamps, Inc., Troy Lighting, Inc., Vanguard Studios, Inc., Windsor Art, Inc. and Foothill Capital Corporation, as Lender.